SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)


Filed by the registrant                              [x]
Filed by a party other than the registrant           [_]

Check the appropriate box:

[x]      Preliminary proxy statement
[ ]     Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                              DBS Industries, Inc.
                (Name of Registrant as Specified in its Charter)
                -------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[x]      No fee required
[_]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4)  Proposed maximum aggregate value of transaction:

[_]      Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

          (2)  Form, schedule or registration statement no.:

          (3)  Filing party:

          (4)  Date filed:

                              DBS INDUSTRIES, INC.
                        100 Shoreline Highway, Suite 190A
                          Mill Valley, California 94941
                            Telephone: (415) 380-8055
                            Facsimile: (415) 380-8199
                      Website: http://www.dbsindustries.com


To the Stockholders of DBS Industries, Inc.:


         You are invited to attend the Annual Meeting of the Stockholders of DBS Industries, Inc. ("DBSI" or the "Company") which will be held on May 22, 2000, at 2:00 p.m. (PDT) at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California 94941.

         The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read such material carefully.

         The Proxy Statement contains information about three nominees for election as Directors, an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock, and the adoption of the 2000 Stock Option Plan. The Board of Directors strongly recommends your approval of these proposals.

         We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

                                                        Sincerely,



April 14, 2000                                       Fred W. Thompson
                                                     Chairman and President

                              DBS INDUSTRIES, INC.
                        100 Shoreline Highway, Suite 190A
                          Mill Valley, California 94941
                            Telephone: (415) 380-8055
                            Facsimile: (415) 380-8199
                      Website: http://www.dbsindustries.com


                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2000



         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of DBS Industries, Inc., a Delaware corporation ("DBSI" or the "Company"), will be held on May 22, 2000, at 2:00 p.m. (PDT) at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California 94941, for the following purposes, which are more completely discussed in the accompanying Proxy Statement:

         1. To elect three directors, to hold office for a three-year term ending at the Annual Meeting of Stockholders in 2003 and until their successors are elected and qualified;

         2. To approve an amendment to the Company's Certificate of Incorporation to (i) increase the number of authorized shares of Common Stock from Fifty Million (50,000,000) to One Hundred Million (100,000,000); and (ii) increase the number of authorized shares of Preferred Stock from Five Million (5,000,000) to Ten Million (10,000,000);

         3.       To approve the 2000 Stock Option Plan; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on April 3, 2000, are entitled to notice of and to vote at the Annual Meeting of the Stockholders.

                                             By Order of the Board of Directors


April 14, 2000                                    Fred W. Thompson
                                                  Chairman and President



YOU ARE CORDIALLY INVITED TO ATTEND DBSI'S ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                 PROXY STATEMENT
                                       of
                              DBS Industries, Inc.
                        100 Shoreline Highway, Suite 190A
                          Mill Valley, California 94941
                            Telephone: (415) 380-8055


                     Information Concerning the Solicitation


         This Proxy Statement is furnished to the stockholders of DBS Industries, Inc. ("DBSI"or the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Annual Meeting of the Stockholders (the "Meeting") to be held on May 22, 2000, at 2:00 p.m. (PDT), at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California 94941, and at any and all adjournments thereof. Only stockholders of record on April 3, 2000, will be entitled to notice of and to vote at the Meeting.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each signed proxy received will be voted "FOR" the nominees for the Board of Directors, "FOR" the amendment to the Certificate of Incorporation, "FOR" the adoption of the 2000 Stock Option Plan and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with DBS Industries, Inc. written notice of its revocation addressed to: Secretary, DBS Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, California 94941, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing in person at the Meeting and giving the Secretary notice of his or her intention to vote in person.

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors, employees and agents of the Company may, without additional compensation, solicit proxies by telephone or personal interview, the cost of which the Company will also bear.

         This  Proxy   Statement   and  form  of  proxy  were  first  mailed  to
stockholders on or about April 14, 2000.

Record Date and Voting Rights

         The Company is currently authorized to issue up to 50,000,000 shares of Common Stock, par value $0.0004, and 5,000,000 shares of Preferred Stock, par value $0.0004. As of April 3, 2000, ____________ shares of Common Stock were issued and outstanding and ___ Series A Preferred Shares were issued and outstanding. Each share of Common Stock shall be entitled to one vote on all matters submitted for stockholder approval, including the election of directors. Each share of Series A Preferred Shares is entitled to vote on each matter submitted to shareholders and each Series A Preferred Share shall be counted for the number of votes equal to the number of full shares of Common Stock to which each share of Series A Preferred Stock is convertible which is ten shares of Common Stock. The record date for determination of stockholders entitled to notice of, and to vote at the Meeting, is April 3, 2000. The Company's Certificate of Incorporation does not provide for cumulative voting.

         One-third (1/3) of the outstanding shares of Common Stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. The Directors shall be elected by a plurality of the votes of Common Shares and Series A Preferred Shares, voting as a group, present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The amendment to the Certificate of Incorporation must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock and Series A Preferred Shares, voting as a group, and the 2000 Stock Option Plan must be approved by a majority of the votes of shares of Common Stock and Series A Preferred Shares, voting as a group, present in person or represented by proxy at the Meeting. Under Delaware law, abstentions and broker non-votes shall be counted for purposes of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting power, but abstentions will be counted towards calculating voting power.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

General Information

         The Company adopted staggered terms for its Board of Directors at the 1996 Annual Stockholders' Meeting. Directors of the first class served until the 1997 Annual Meeting of Stockholders. Directors of the second class served until the 1998 Annual Meeting of Stockholders, and directors of the third class served until the 1999 Annual Meeting of Stockholders. At the Meeting, stockholders will be asked to elect Messrs. Jerome W. Carlson, Roy T. Grant, and Stanton C. Lawson, all as of the first class to serve until the 2003 Annual Meeting of Stockholders. Mr. Jerome W. Carlson has been a director since May 1997. Mr. Roy
T. Grant was appointed to the Board in August 1999 and Stanton Lawson was appointed to the Board in December 1999.

Nominees for Directors

         The nominees for directors have consented to being named as nominees in this Proxy Statement and have agreed to serve as director if elected at the Annual Meeting. In the event that any nominee is unable to serve, the person named in the Proxy has discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The directors who are elected shall hold office for three years, as set forth under
Article VIII of the Company's Restated Certificate of Incorporation, or until their successors are elected and qualified.

         The following sets forth the persons nominated by the Board of Directors for election as a directors and certain information with respect to that person.

                  Nominee                      Age             Term
               --------------------           -----          ---------
                Jerome W. Carlson              63            2000-2003
                Roy T. Grant                   42            2000-2003
                Stanton C. Lawson              42            2000-2003

Background of Nominees

         Jerome W. Carlson, a Director appointed in May 1997, is currently President of Raljer, Inc., a management consulting firm, and has held that position since January 1995. Previously, from 1984 to 1995, Mr. Carlson was the Chief Financial Officer, Vice President of Finance and Corporate Secretary for Triad Systems Corporation in Livermore, California. Mr. Carlson has over 20 years experience in both finance and general management positions with Hewlett Packard. Since 1995, he has assisted a number of businesses in developing and achieving certain strategic and tactical goals in their industries. Mr. Carlson is a director of Valley Community Bank and Tri-Valley Business Council, as well as director and advisor for several private companies. He earned a BS degree from the University of California at Davis and an MBA from the Stanford Graduate School of Business.

         Roy T. Grant, a Director, appointed in August 1999. Previously from November 1996 through April 1999, Mr. Grant was employed by Iridium, LLC, most recently as Vice President and Chief Financial Officer. Iridium, LLC filed for protection under the bankruptcy laws in 1999. Prior thereto, from 1992 to 1996, Mr. Grant served as Finance Director for Edison Mission Energy, the largest independent power developer in the United States. Mr. Grant also worked for

Marriott Corporation and American Airlines in various financial functions. Mr. Grant is a director of Wayport, Inc., Datafusion, Inc., e-tel Corporation and TheMovieSource.com. Mr. Grant earned a BS in Administration and Management Science, Mathematics and Economics from Carnegie Mellon University, and an MBA in Finance from the University of Chicago.

         Stanton C. Lawson, a Director appointed in December 1999, has served as Senior Vice President of Finance since October 18, 1999. Mr. Lawson has over 17 years of experience in international environments as a financial professional. He was employed by Olivetti from 1981 to 1990 managing finance and accounting functions of Olivetti's Italian and U.S. divisions as an internal auditor, Controller and Finance Director. Mr. Lawson was Finance Director from 1990 to 1992 for Jackson Publishing Group in Milan, Italy. From 1992 to 1994, he served as Director of Finance for Francesco Cinzano. From 1994 to 1997, Mr. Lawson was president of Lawsons' Resort, a family owned beach resort located in Marin County, California. From 1997 to 1999, Mr. Lawson worked as Finance Manager for the Worldwide Information Systems Division of Autodesk, Inc. Mr. Lawson holds a BA degree in Business Economics and Italian Literature from U.C. Santa Barbara.

Vote Required

         The plurality of votes of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS

                                  PROPOSAL TWO

                                ----------------

         The Board of Directors has concluded that it would be advisable to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000, and the authorized number of shares of Preferred Stock from 5,000,000 to 10,000,000.

         The  availability of additional  share capital is needed to provide the
Company  with  sufficient   available   equity  to  complete   funding  for  the
construction and operations of its systems.

         The Company is currently authorized to issue up to 50,000,000 shares of Common Stock, par value $0.0004, of which 14,356,010 shares were issued and outstanding as of December 31, 1999. Additionally, as of December 31, 1999, there were outstanding options and warrants totaling 6,153,167. The Company is currently authorized to issue up to 5,000,000 shares of Preferred Stock, par value $0.0004, of which zero shares were issued and outstanding as of December 31, 1999. The proposed amendment will not change the number of outstanding shares, although, as a result of the proposed amendment, more shares will be available for future issuances.

Purpose and Effect of Amendment

         The proposed amendment will authorize sufficient additional shares of Common Stock and Preferred Stock to provide the Company the flexibility to make such issuances as may be necessary in order to complete financings, acquisitions or other corporate transactions and to issue shares in connection with the Company's stock options, stock purchase and other existing employee benefit plans.

         We intend to utilize additional equity to raise capital to build the NewStar System. The proposed amendment to the Certificate of Incorporation would facilitate the Company's ability to accomplish these goals and other business and financial objectives in the future without the necessity of delaying such activities for further stockholder approval, except as may be required in particular cases by the Company's charter documents, applicable law or the rules of any stock exchange or other system on which the Company's securities may then be listed. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of

Common Stock could discourage or make more difficult efforts to obtain control of the Company.

         The Company has agreed to issue the equivalent of $5,000,000 of Common Stock to Alcatel Space Industries on the effective date of its prime contract.

         In January 2000, the Company began offering up to 500,000 shares of Series A Convertible Preferred Shares in a private placement. The purpose of the private placement is to finance the building of the NewStar System. The offering price was $30.00 per share. Expenses were approximately $2.10 per share, including commissions, out-of-pocket expenses and legal fees. Holders of Series A Preferred Shares are entitled to receive, out of funds legally available, cumulative dividends of $1.50 on December 31 of each year. Cumulative dividends must be paid to Series A Preferred Shareholders before dividends may be paid to holders of Common Stock. Holders of Series A Preferred Shares are entitled to a Liquidation Preference of $30.00 per share. The holders of Series A Preferred Shares are entitled to vote on any matters submitted to shareholders for a vote and each Series A Preferred Share shall be counted for the number of votes equal to the highest number of full shares of Common Stock to which each share of Series A Preferred Shares is convertible.

         Series A Preferred Shares are convertible into 10 shares of Common Stock. Beginning three months from purchase, if the Common Stock is trading for less than $3.00 per share, then the Series A Preferred Shares will be convertible by the result of dividing $30.00 by the 5 day Average Trading Price. The Company has the right to redeem the Series A Shares, if the average trading price for the Common Stock is $6.00 or more for 20 consecutive trading days. The holder of Series A shares may choose to convert his or her shares within 20 days of notice of the Company's intention to redeem the Series A Shares. The redemption price is $30.00 per share, plus any unpaid dividend. As of April 3, 2000, _____ shares of Series A Preferred Shares were outstanding.

         Other than (1) its agreement to issue the equivalent of $5,000,000 of Common Stock to Alcatel Space Industries pursuant to a construction contract,
(2) the outstanding options and warrants of 6,153,167 as of December 31, 1999, and (3) the private placement for Series A Preferred Shares, the Company has no material agreements or understandings to issue either Common Stock or Preferred Stock.

Amended Certificate of Incorporation

         Article  V,   Section   5.01(a)  of  the   Company's   Certificate   of
Incorporation presently reads as follows:

                  The aggregate number of shares which the Company shall have authority to issue is Fifty-Five Million (55,000,000). Fifty Million (50,000,000) shares shall be designated "Common Stock" and shall have a par value of $0.0004. Five Million (5,000,000) shall be designated "Preferred Stock" and shall have a par value of $0.0004. All shares of the Company shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

         If the amendment as proposed to the stockholders is approved, Article V, Section 5.01(a) of the Certificate of Incorporation will be amended to read as follows:

                  The aggregate number of shares which the Company shall have authority to issue is One Hundred Ten Million (110,000,000). One Hundred Million (100,000,000) shares shall be designated "Common Stock" and shall have a par value of $0.0004. Ten Million (10,000,000) shares shall be designated "Preferred Stock" and shall have a par value of $0.0004. All shares of the Company shall be issued for such consideration, expressed in dollars, as the Board of Directors may, from time to time, determine.

         The foregoing proposed amendment to the Certificate of Incorporation was unanimously adopted by the Board of Directors on February 29, 2000, who directed that it would be submitted for stockholder approval at the Annual
Meeting. The amendment will not result in any changes to the issued and outstanding shares of the Company and will only affect the number of shares which may be issued by the Company. The terms of the shares of Common Stock before and after the proposed amendment will be the same, and the proposed amendment will not affect any stockholders' proportionate equity interest in the Company or the rights, preferences or privileges of any stockholder. If at any time the Board of Directors shall determine that additional authorized shares are necessary, the Certificate of Incorporation may be further amended, after receiving the required stockholder approval, to increase the number of authorized shares. Issuing additional shares has the effect of potential dilution to existing shareholders.

         If Proposal Two is adopted, the Company's authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.

         The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock.

         The Board of Directors recommends a vote "FOR" the amendment of the Certificate of Incorporation. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.


                                 PROPOSAL THREE

                              ADOPTION OF THE DBSI
                             2000 STOCK OPTION PLAN

         On February 29, 2000, subject to stockholder approval, the Board of Directors approved of the DBS Industries, Inc. 2000 Stock Option Plan (herein the "Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in the Company. As discussed below, the Plan is a "dual plan" which provides for the grant of both Non-Qualified Options and Incentive Stock Options. The Plan is set forth in Exhibit "A" attached to this Proxy Statement.

Description of the Plan

         Adoption of the Plan will not affect options previously granted under prior plans, and the Company will no longer issue any options under the prior plans. The Plan is intended to attract, retain and motivate officers, employees, consultants and directors of the Company, or a subsidiary of the Company, by giving them the opportunity to acquire stock ownership in the Company.

         The Plan covers 1,750,000 shares of the Company's Common Stock, which shares will be reserved upon confirmation of the Plan. The following is a summary of the provisions of the Plan. The summary is not intended to be a complete description of all terms and provisions of the Plan. The Plan is set forth in Exhibit "A" to this Proxy Statement.

         Eligibility. The Plan provides for the grant of options to employees, directors, officers, consultants or other persons who the Board determines are rendering valuable services to the Company (the "participants"). The Committee (as defined below) determines which participants are to be granted options under the Plan.

         Administration. The Plan will be administered by the Board or the Board may delegate the administration to the Compensation Committee, consisting of two or more disinterested Board members (herein the "Committee"). The Board or the Committee will be responsible for the operation of the Plan and, subject to the terms thereof, will make all determinations regarding (i) participation in the Plan by eligible persons, and (ii) the nature and extent of participation. The interpretation and construction of any provisions of the Plan by the Board or Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member.

         Other than the ability to receive compensation individually as directors or employees of the Company, Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board.

         Terms of Options. Each option will be evidenced by a stock option agreement between the Company and the participants to whom such options may be granted. Options granted shall have a term of up to 10 years, as determined by the Committee, and shall be subject to the following additional terms and conditions. In the case of a participant who owns more than 10% of the Company's Common Stock, the term of any Incentive Stock Option shall not be more than five years from the date of grant.

         Number of Shares of Common Stock Subject to Any One Option. The Committee shall determine the number of shares subject to an option grant. However, the fair market value of the Common Stock to any Incentive Stock Options granted to the employee in any calendar year may not exceed $100,000.

         Exercise of the Option. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified performance goals. An option may be exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The option price of an Incentive Stock Option or Non-Qualified Stock Option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, by check, by the delivery of shares of Common Stock (valued at their fair market value as of the date of the exercise of an option or Purchase Right), by the optionee's or purchaser's promissory note in a form and on terms acceptable to the Administrator, by the cancellation of indebtedness of the Company to the optionee or purchaser, by the waiver of compensation due or accrued to the optionee or purchaser for services rendered, or by any combination of the foregoing methods of payment. In addition, the option price for options granted under the Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her options and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "Margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

         Reload Option. The Administrator of the Plan may, in its discretion, grant a participant a Reload Option. A participant with a Reload Option, who pays for his or her stock in whole or in part, with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than the fair market value of the shares at the date the additional option is granted. The purpose of a Reload Option is to incent insiders to own stock in the Company.

         Option Price. The option price of an Incentive Stock Option will be determined by the Committee and shall be the fair market value of the Company's Common Stock on the date of grant. In the case of an Incentive Stock Option granted to a participant who owns more than 10% of the Common Stock, the exercise price will be 110% of the fair market value.

         Employment Agreement. The Committee may include in an option agreement a condition that the participant shall agree to remain in the employ of the Company for a specified period of time following the date of grant.

         Termination of Status as an Employee. In the case of an Incentive Stock Option, if the participant ceases to serve as an employee of the Company, other than for permanent and total disability or death, all or part of the shares that the optionee was entitled to exercise at the date of such termination may be exercised within three months after the date employment ceases. After such three-monthperiod, all unexercised options shall terminate. Non-Qualified Stock Options are not limited to such three-month exercise period. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

         Termination of Status as a Director or Consultant. If an optionee ceases to serve as a director or consultant of the Company, any Non-Qualified Stock Option held at the date of such termination may be exercised, in whole or in part, at any time during the term of the option as set forth in the option agreement and after such period of time all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

         Death or  Permanent  Disability.  If an  optionee  should die or become permanently or totally disabled while serving as an employee, officer, consultant or director of the Company, Incentive Stock Options held by the participant may be exercised by the participant, the participant's estate, or descendant at any time within 12 months after the death or permanent disability and shall terminate thereafter. If a participant should die within one month after ceasing to serve as an employee or officer of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Non-Qualified Stock Options shall not be limited to such 12-month exercise period, and such options may be exercised within the time specified in the option agreement. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired.

         Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the participant's right to exercise any option pending a final determination by the Committee. If the Committee determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Committee shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

         Transferability of Options. An Incentive Stock Option is non-transferable, other than by will or the laws of descent and distribution, and is exercisable only by the participant, his or her guardian or legal representative during his or her lifetime, or, in the event of death, by the executors, administrators, designated beneficiary, legatees or heirs of his or her estate during the time period provided above. The Administrator may provide for transfer of an option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the optionee, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.

         Compliance with Securities Laws. It is the intent of the Company that the 2000 Stock Option Plan will comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

         Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or Committee.

U.S. Federal Tax Aspects

         Options granted under the Plan may be either Incentive Stock Options which satisfy the requirements of Section 422 of the Internal Revenue Code or Non-Qualified Options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a Non-Qualified Option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the Non-Qualified Option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised Non-Qualified Option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

         Special Tax Election. The Administrator may, in its discretion, provide one or more holders of Non-Qualified Options with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options. Alternatively, the Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

         Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of Common Stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Company deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the Common Stock to the recipient.

Accounting Treatment

         Option grants with an exercise price per share equal to 110% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of proforma statements to those financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

         On March 31, 1999, the Financial Accounting Standards Board issued an Exposure Draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, as modified on August 11, 1999, option grants made to non-employee consultants (but not non-employee Board members) after December 15, 1998, will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares (if vesting applies).

         Adjustment Upon Changes in Capitalization. In the event any change, such as a stock split, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares, an appropriate adjustment shall be made in the option price and in the number of shares subject to the option. In the event of the proposed dissolution or liquidation of the Company, all outstanding options shall automatically terminate, provided that the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise his or her options. In the event of the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation, (i) if the Company is the surviving corporation following a merger or consolidation each option shall, upon exercise, entitle the holder to the issuance of securities to which a holder of the number of shares of Common Stock subject to the option would be entitled after the merger or consolidation, or (ii) all options shall otherwise terminate, provided that the participant shall have the right, immediately prior to the merger, consolidation, dissolution or liquidation to exercise his or her options.

         Amendment and Termination. The Board of Directors may amend the Plan to materially increase the benefits accruing to the option holder without stockholder approval, except to the extent that stockholder approval is required to maintain the status of the Plan as an Incentive Stock Option Plan. Notwithstanding the foregoing, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Plan without the consent of the participant.

Vote Required

         The affirmative vote of a majority of the Common Stock represented and voting at the Meeting is necessary to approve the adoption of the 2000 Stock Option Plan. The Board of Directors recommends a vote "FOR" the adoption of the 2000 Stock Option Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE ADOPTION OF THE 2000 STOCK OPTION PLAN.


Directors and Executive Officers

         Identification of the Company's Directors and Executive Officers. The directors and executive officers of the Company, their ages, positions held, and duration as such, are as follows:


Name                            Position                                  Age         Period
------------------------       ----------------------------------------  -----        -----------------------
Fred W. Thompson                Chairman of the Board, President, Chief   57          December 1992 - present
                                Executive Officer



Michael T. Schieber             Director                                  60          December 1992 - present



H. Tate Holt                    Director                                  48          February 1996 - present
                                President, NewStar Ltd.                               June 1999 - present



Jerome W. Carlson               Director                                  63          May 1997 - present

Jessie J. Knight, Jr.           Director                                  49          February 1999 - present

Roy T. Grant                    Director                                  42          August 1999 - present

Gregory T. Leger                Executive Vice President Engineering      44          March 1998 - present



Frederick R. Skillman, Jr.      Vice President, Operations                38          August 1995 - present



Stanton C. Lawson               Director, Senior Vice President of        42          October 1999 - present
                                Finance, Chief Financial Officer



Randy Stratt                    Senior Vice President, General Counsel    43          November 1999 - present
                                and Secretary



Background of Present Directors and Executive Officers

         Fred W. Thompson, serves as our Chairman of the Board, President, and CEO. From November 1993 to October 1999, Mr. Thompson also served as Chief Financial Officer. He has over thirty years experience in the telecommunications industry. From 1983 to 1986, Mr. Thompson managed Inter Exchange Consultants, Inc., a company he founded, providing management, design and engineering services for initial cellular telephone operations in New York City, San Francisco, Los Angeles and other major cities in the United States. From 1986 to

1990, Mr. Thompson devoted his time to consulting on various telecommunication matters as an independent contractor. His career of over 20 years with AT&T included various management positions in the Long Lines Department, Western Electric Company, Bell Labs and with several operating telephone companies. Mr. Thompson received a BS degree in Electrical Engineering from California Polytechnic State University.

         Michael T. Schieber has served as a Director of the Company since December 1992. From 1987 to December 1992, Mr. Schieber was the Managing Partner of Amador Telecommunications and since 1990 has been a partner in Columbia Communications, both investors in nation-wide paging licenses. Mr. Schieber also holds minority interests in two Illinois cellular telephone licenses. He retired from the Department of Fisheries with the State of Washington in May 1993 where he had served as a civil engineer since 1984. He is also a retired Air Force Major and Command Pilot. Mr. Schieber received an MA degree in International Relations and Government from the University of Notre Dame, a BS in Engineering from the Air Force Academy, and a BA in Business from The Evergreen State College.

         H. Tate Holt, a Director appointed in February 1996, has served since 1999 as President and CEO of NewStar, Ltd., our wholly-owned, operating subsidiary, which will market, implement and manage the delivery of our proposed services to our customers. Previously since July 1990, Mr. Holt was President of Holt & Associates, a management consulting firm, assisting clients in developing and achieving aggressive growth targets, both domestically as well as internationally. From 1987 to 1990, Mr. Holt was a Senior Vice President at Automatic Data Processing, Inc., in Roseland, New Jersey and Santa Clara, California. Mr. Holt has over twenty-five years of experience in various senior sales, marketing and general management positions with IBM, Triad Systems, and ADP. Mr. Holt is also an active director of Onsite Energy and AremisSoft, companies registered under the Exchange Act of 1934, as well as for several private companies. Mr. Holt holds an AB from Indiana University.

         Jerome W. Carlson, a Director appointed in May 1997, is currently President of Raljer, Inc., management consulting firm, and has held that position since January 1995. Previously, from 1984 to 1995, Mr. Carlson was the Chief Financial Officer, Vice President of Finance and Corporate Secretary for Triad Systems Corporation in Livermore, California. Mr. Carlson has over twenty years experience in both finance and general management positions with Hewlett Packard. Since 1995 he has assisted a number of businesses in developing and achieving certain strategic and tactical goals in their industries. Mr. Carlson is a director of Valley Community Bank and Tri-Valley Business Council, as well as director and advisor for several private companies. He holds a BS degree from the University of California at Davis and an MBA from the Stanford Graduate School of Business.

         Jessie J. Knight, Jr., a Director appointed in February 1999, is President and Chief Executive Officer of the Greater San Diego Chamber of
Commerce. He was a Commissioner of the California Public Utilities Commission from 1993 through December 1998. Appointed by former Governor Peter Wilson, he was one of five individuals responsible for economic and regulatory oversight of California's telecommunications, utility, trucking and rail industries. Before his appointment to the Commission, he was Executive Vice-President of the San
Francisco Chamber of Commerce, responsible for international operations, economic development and attracting businesses to San Francisco. He also served as Vice-President, Marketing for the San Francisco Newspaper Agency, a publishing operation encompassing the San Francisco Chronicle and the San Francisco Examiner. Mr. Knight is a director of Blue Shield of California and serves on the board of directors of Avista, Inc. Mr. Knight holds a BA degree from St. Louis University and an MBA from the University of Wisconsin.

         Roy T. Grant has served as a Director since August 1999. Previously from November 1996 through April 1999, Mr. Grant was employed by Iridium, LLC., most recently as Vice President and Chief Financial Officer. Iridium, LLC filed for protection under the bankruptcy laws in 1999. Prior thereto, from 1992 to 1996, Mr. Grant served as Finance Director for Edison Mission Energy, the largest independent power developer in the United States. Mr. Grant also worked for Marriott Corporation and American Airlines in various financial functions. Mr. Grant is a director of Wayport, Inc., Datafusion, Inc., e-tel Corporation and TheMovieSource.com. Mr. Grant holds a BS in Administration and Management Science, Mathematics and Economics from Carnegie Mellon University and an MBA in Finance from the University of Chicago.

         Gregory T. Leger has served as  Executive  Vice  President
Engineering, since March 1998. Mr. Leger is responsible for the design and construction of the NewStar System. Mr. Leger has more than 20 years' experience in systems engineering, management and business planning. Prior to joining the Company from 1989 to 1998, Mr. Leger worked for Seimac Limited as its Product Development Manager, responsible for solutions encompassing electronics data telemetry, software and packaging. Mr. Leger received both a BS degree in Physics and an MS degree in Oceanography at Dalhousie University, and a degree in Master Space Systems Engineering at Technical University of Delft, Netherlands.

         Frederick R. Skillman, Jr., joined the Company in August 1995 and serves as Vice President, Operations for the Company. Mr. Skillman's duties include managing the Company's project management, commercial negotiations and the daily operations of the firm. Mr. Skillman has over 15 years of experience working in the utility and the communication industries. Prior to joining the Company, Mr. Skillman was an Electrical Engineer for the initial automatic meter reading system installed for Pacific Gas & Electric Company in Marin County, California. Mr. Skillman holds a BS degree in Electrical Engineering from California Polytechnic State University and an MBA degree from the University of San Francisco.

         Stanton C. Lawson, a Director appointed in December 1999, has served as Senior Vice President of Finance since October 18, 1999. Mr. Lawson has over 17 years of experience in international environments as a financial professional. He was employed by Olivetti from 1981 to 1990 managing the finance and accounting function of Olivetti's Italian and U.S. divisions as an internal auditor, Controller and Finance Director. Mr. Lawson was Finance Director from 1990 to 1992 for Jackson Publishing Group in Milan, Italy. From 1992 to 1994, he became Director of Finance for Francesco Cinzano. From 1994 to 1997, Mr. Lawson was president of Lawsons' Resort, a family owned beach resort located in Marin County, California. Just prior to joining DBSI, from 1997 to 1999, Mr. Lawson worked as Finance Manager for the Worldwide Information Systems Division of Autodesk, Inc. Mr. Lawson holds a BA degree in Business Economics and Italian Literature from U.C. Santa Barbara.

         Randy Stratt, Senior Vice President, General Counsel, joined the Company in November 1999. Mr. Stratt has over 20 years of high-tech in-house counsel and business development experience with both public and private firms. Prior to joining the Company, Mr. Stratt was Director of Strategic Development and Communications with Dresdner RCM Global Investors, and facilitated a 2-year transformation of the firm from a single-office domestic operation to an integrated global investment management firm with over $65 billion of assets under management. From 1993 to 1996, Mr. Stratt co-founded and served as counsel for Health Action Network, Inc., a 501(c)(3) non-profit organization, and also served as outside counsel to a number of organizations. From 1987 to 1993, Mr. Stratt was Senior Vice President and General Counsel of Spear Financial
Services, Inc., a California-based NASDAQ NMS financial services firm with traditional and on-line broker-dealer operations. From 1980 to 1987, Mr. Stratt was with Source Telecomputing Corporation, one of the first on-line consumer services, which was eventually acquired by CompuServe and ultimately acquired by America On-line. Mr. Stratt is a licensed attorney in California and three other states. He holds a BA from Cornell University and received a JD from George Washington University law school and an MS in Information Systems from George Washington University Business School.

Board of Directors

         The Board of Directors held four meetings during the year ending December 31, 1999, and each eligible director attended all meetings. All current members of the Board of Directors attended more than 75% of all meetings, during their term of office.

Committees of the Board

         The Board has an audit committee consisting of Messrs. Carlson (Chairman), Schieber and Grant, a nominating committee consisting of Messrs. Knight, Carlson and Thompson, and a compensation committee consisting of Messrs. Schieber (Chairman), Carlson, Knight and Grant.

         The primary functions of the audit committee are to review the scope and results of audits by our independent auditors, our internal accounting controls, non-audit services performed by the independent accountants and the cost of accounting services. The audit committee held one meeting in 1999.

         The nominating committee assists in the process of officer and director nominations. The nominating committee will not consider nominees of the shareholders. No meetings were held by the nominating committee in 1999.

         The compensation committee administers our various stock option plans and approves compensation, remuneration and incentive arrangements for our officers of the Company. The compensation committee held four meetings in 1999.

Family Relationships

         There are no family relationships between any director and executive officer.


EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation of the Company's Chief Executive Officer and each employee of the Company or its subsidiaries who earned in excess of $100,000 for the year ended December 31, 1999.


                           SUMMARY COMPENSATION TABLE

                             Annual Compensation                                       Long-Term Compensation
---------------------------- --------------------------------------------------------- ---------------------------------
                                                                         Other          Securities
         Name and                                                       Annual          Underlying       All Other
    Principal Position        Year        Salary         Bonus      Compensation(1)      Options      Compensation(2)
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------
Fred W. Thompson             1999     $215,000         $45,000         $ 8,051           1,000,000    $  6,789
President, CEO               1998     $180,000         $20,000         $ 8,005               - 0 -    $235,691 (3)
                             1997     $180,000(4)      -0-             $ 6,705             185,000         -0-
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------
H. Tate Holt                 1999     $100,000         $50,000         $   780             200,000         -0-
President, CEO NewStar Ltd.
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------
Gregory T. Leger             1999     $106,000         $20,000         $13,560             125,000    $ 56,259 (5)
Executive VP Engineering     1998     $ 93,230         $20,000         $ 1,914             125,000         -0-
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------
Frederick R. Skillman, Jr.   1999     $120,415         $54,500         $ 2,782             150,000    $  4,667
Vice President, Operations   1998     $110,000           - 0 -         $ 2,512               - 0 -         -0-
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------
E.A. James Peretti (6)       1999     $ 90,417        $38,800          $ 2,125               - 0 -    $261,929 (7)
Former Chief Operating       1998     $155,000          - 0 -          $ 2,576               - 0 -
Officer                      1997     $155,000          - 0 -          $ 3,732             150,000
---------------------------- -------- ---------------- ---------- -------------------- ------------- -------------------


(1)  Consists entirely of payment of insurance premiums.
(2) Except where noted, consists entirely of payment of contribution to IRA Retirement Plan.
(3) Represents $27,691 of pay in lieu of vacation and $208,000 of compensation deferred in 1996 and 1997.
(4) $80,000 paid in cash, $100,000 deferred pursuant to his employment agreement.
(5) Includes $51,000 housing/car allowance for overseas living assistance and payment of $5,259 for French Pension.
(6)  Mr. Peretti resigned in July 1999.
(7) In July 1999, the Company agreed to a severance package with Mr. Peretti including compensation of $219,583 and vacation payout of $35,770. This amount also includes a contribution of $6,576 to Mr. Peretti's IRA Retirement Plan.

Employment Agreements

         Mr. Thompson entered into an employment agreement with us on April 18, 1996, effective January 1, 1996. His annual salary under the agreement was $180,000, and included Non-qualified stock options to purchase 312,500 shares of our Common Stock. In October 1998, we paid Mr. Thompson the amount of $208,000 related to his previously deferred compensation through December 31, 1997. Effective July 1, 1999, Mr. Thompson's employment agreement was extended until July 1, 2004. In connection with the extension, Mr. Thompson's annual salary was increased to $250,000, and he was granted Non-qualified options to purchase 1,000,000 shares of Common Stock at an exercise price of $1.3496 based on a formula. Options to purchase 250,000 shares of Common Stock vest immediately and the remaining options to purchase 750,000 shares of Common Stock vest in 250,000 increments beginning on January 1, 2000, and each year thereafter. If Mr. Thompson is terminated without cause during the term of his employment agreement, his salary shall continue for 12 months following termination so long as he does not compete with the Company. Upon such termination or in the event of a change of control, all options granted to Mr. Thompson in connection with his employment agreement shall vest immediately. We maintain a key person insurance policy on Mr. Thompson's life in the face amount of $2,000,000, and we are the sole beneficiary of such policy.

         Effective March 1, 1998, we entered into a three-year employment agreement with Mr. Gregory T. Leger to serve as Executive Vice President of Engineering. Under the employment agreement, Mr. Leger's annual salary was $120,000. He also received $20,000 upon the execution of the agreement and received an additional $20,000 in March 1999, as a bonus. Mr. Leger also received a Non-qualified option to purchase 125,000 shares of our Common Stock subject to vesting requirements. Effective July 1, 1999, Mr. Leger's employment agreement was extended until July 1, 2002. In connection with the extension, Mr. Leger's annual salary was increased to $132,000 and he was granted Non-qualified options to purchase 125,000 shares of Common Stock, subject to vesting, at an exercise price of $1.3496 based on a formula. If Mr. Leger is terminated without cause during the term of his employment agreement, his salary shall continue for 12 months following termination so long as he does not compete with the Company. Upon such termination, all options granted to Mr. Leger in connection with his employment agreement shall vest immediately.

         Effective July 28, 1999, we entered into a one-year employment agreement with Mr. Frederick R. Skillman, Jr., to serve as our Vice President, Operation. Under the employment agreement, Mr. Skillman's annual salary is $135,000. He also received $13,500 upon the execution of the agreement and an additional $13,500 in November, 1999, as a bonus. Mr. Skillman also received a Non-qualified option to purchase 150,000 shares of Common Stock subject to vesting requirements at an exercise price equal to $.7573 per share based upon a formula. If Mr. Skillman is terminated without cause during the term of his employment agreement, he shall receive a lump sum cash payment of 12 months' salary following termination so long as he does not compete with the Company. Upon such termination, all options granted to Mr. Skillman in connection with his employment agreement shall vest immediately.

         Effective June 1, 1999, we entered into a one-year employment agreement with Mr. H. Tate Holt to serve as President and Chief Executive Officer of NewStar, Ltd. Under the employment agreement, Mr. Holt's annual salary is $200,000. He also received $50,000 upon the execution of the agreement, as a bonus. Mr. Holt also received a Non-qualified option to purchase 200,000 shares of Common Stock subject to vesting requirements at an exercise price equal to $1.1019 per share based upon a formula. If Mr. Holt is terminated without cause during the term of his employment agreement, he shall receive a lump sum cash payment equal to the remainder of his contract salary following termination. Upon such termination or in the event of a change of control, all options granted to Mr. Holt in connection with his employment agreement shall vest immediately.

         Effective October 18, 1999, we entered into a three-year employment agreement with Mr. Stanton C. Lawson to serve as our Senior Vice President of Finance. Under the employment agreement, Mr. Lawson's annual salary is $180,000. Mr. Lawson also received a Non-qualified option to purchase 180,000 shares of Common Stock at an exercise price equal to $1.0952 per share based upon a formula. If Mr. Lawson is terminated without cause during the term of his employment agreement, his salary shall continue for 12 months following termination so long as he does not compete with the Company. Upon such termination, all options granted to Mr. Lawson in connection with his employment agreement shall vest immediately.

         Effective November 18, 1999, we entered into a three-year employment agreement with Mr. Randy Stratt to serve as a Senior Vice President and our General Counsel. Under the employment agreement, Mr. Stratt's annual salary is $165,000. Mr. Stratt also received a Non-qualified option to purchase 160,000 shares of Common Stock at an exercise price equal to $1.0797 per share based upon a formula. If Mr. Stratt is terminated without cause during the term of his employment agreement, his salary shall continue for 12 months following termination so long as he does not compete with the Company. Upon such termination, all options granted to Mr. Stratt in connection with his employment agreement shall vest immediately.

Stock Option Plans


         The Company has established the 1999 Employee Stock Purchase Plan (the "1999 Plan"), which was approved by the stockholders in June 1999 to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in the Company. Under the 1999 Plan, employees, including officers, who do not beneficially own stock and/or options totaling 5% or more of the voting power of the Company, will be eligible to participate. However, no participant may be granted rights to purchase more than $25,000 worth of Common Stock (valued at the time the purchase right is granted) for each calendar year in which such purchase rights are outstanding under any other stock purchase plans. An aggregate of 50,000 shares of Common Stock of the Company were reserved for issuance under the 1999 Plan. Employees electing to participate in the 1999 Plan are allowed to deduct from 1% to 10% of their compensation to the purchase shares of Common Stock. Twice a year, the employees' accumulated payroll deductions will be used to purchase shares of Common Stock at a price equal to 85% of the closing price of the Common Stock on either the first business day or last business day of the offering period, whichever is lower. The 1999 Plan is administered by the Board of Directors and its Compensation Committee. The 1999 Plan may be amended, suspended, or terminated by the Board, but may not increase the maximum number of shares issuable, increase the benefits accruing participants, or modify the eligibility requirement under the 1999 Plan without stockholder approval.

         The Company has established the 1998 Stock Option Plan (the "1998 Plan") which was approved by the stockholders in May 1998 to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in the Company. The 1998 Plan provides for the grant of up to 500,000 Non-Qualified and Incentive Stock Options. Under the 1998 Plan, officers, directors, consultants and employees of the Company will be eligible for participation. The exercise price of any Incentive Stock Option granted under the 1998 Plan may not be less than 100% of the fair market value of our Common Stock on the date of grant. The aggregate Fair Market Value (determined as of the Grant Date) of the shares for which Incentive Stock Options may first become exercisable by Optionee during any calendar year under this Plan, together with that of shares subject to Incentive Stock Options first exercisable by such Optionee under any other of our plans, cannot exceed $100,000. Shares subject to options under the 1998 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1998 Plan is exercisable for a term of ten years (or for a shorter period up to ten years). The 1998 Plan is administered by the Board of Directors and its Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1998 Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. No option is transferable by the optionee other than by will or the laws of descent and distribution. As of December 31, 1999, options to acquire 227,011 shares of Common Stock were outstanding.

         The Company previously established a 1996 Stock Option Plan (the "1996 Plan") to serve as a vehicle to attract and retain the services of key employees and to help such key employees realize a direct proprietary interest in us. The 1996 Plan provided for the grant of up to 1,650,000 Non-Qualified and Incentive Stock Options of which 691,486 were outstanding as of December 31, 1999. Under the 1996 Plan, officers, directors, consultants and employees of ours are eligible for participation. The exercise price of any Incentive Stock Option granted under the 1996 Plan may not be less than 100% of the fair market value of our Common Stock on the date of grant. The aggregate Fair Market Value
(determined as of the Grant Date) of the shares for which Incentive Stock Options may first become exercisable by Optionee during any calendar year under this Plan, together with that of shares subject to Incentive Stock Options first exercisable by such Optionee under any other of our plans, cannot exceed $100,000. Shares subject to options under the 1996 Plan may be purchased for cash. Unless otherwise provided by the Board, an option granted under the 1996 Plan is exercisable for a term of ten years (or for a shorter period up to ten years). The 1996 Plan is administered by the Board of Directors and its Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule, and other terms of the options. The 1996 Plan may be amended, suspended, or terminated by the Board, but no such action may impair rights under a previously granted option. No option is transferable by the optionee other than by will or the laws of descent and distribution.

         The Company also previously developed three stock option plans to award certain employees, directors, and consultants with the opportunity to purchase the Company's Common Stock. Under our 1993 Incentive Stock Option Plan ("1993 ISO Plan") options to purchase up to 69,644 shares of Common Stock were issued to eligible employees. Under the Non-Qualified Stock Option Plan for Non-Employee Directors ("Director's Plan") options to purchase up to 48,750 shares of Common Stock were granted to non-employee directors. Under the Non-Qualified Stock Option Plan for Consultants ("Consultant's Plan") options to purchase up to 14,625 shares of Common Stock were granted to certain consultants. As of December 31, 1999, options to acquire 24,875, 42,500, and 14,625 shares of Common Stock were outstanding under the 1993 ISO Plan, Director's Plan and Consultant's Plan, respectively.

         On August 25, 1999, the Company's Board of Directors approved the reservation of Non-Qualified Stock Options for issuance to our new employees and new employees of our subsidiaries to purchase 500,000 shares of Common Stock and, on December 9, 1999, increased the reservation to 540,000 shares. The per share exercise price will be calculated based upon a formula taking into consideration the current price of a share of Common Stock, term of the option, anticipated growth rate and the risk free rate. As of December 31, 1999, options to purchase all 540,000 shares of Common Stock were granted.

          The following table shows for the fiscal year ended December 31, 1999, certain information regarding options granted during the fiscal year to the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation".

            Option Grants In The Fiscal Year Ended December 31, 1999


                                     Number of
                                    Securities
                                    Underlying       % of Total Options Granted
                                  Options Granted   to Employees in Fiscal Year     Exercise or Base      Expiration
             Name                      1999                     1999                Price ($/SHARE)          Date
-------------------------------- ------------------ ----------------------------- --------------------- ---------------
Fred Thompson                        1,000,000                 49.6%                    $1.3496            9/1/2009
President, CEO

-------------------------------- ------------------ ----------------------------- --------------------- ---------------
H. Tate Holt                          200,000                   9.9%                    $1.1019            9/1/2009
President, NewStar, Ltd.

-------------------------------- ------------------ ----------------------------- --------------------- ---------------
Gregory T. Leger,                     125,000                   6.2%                    $1.3496            9/1/2009
Executive Vice President

-------------------------------- ------------------ ----------------------------- --------------------- ---------------
Frederick R Skillman, Jr.             150,000                   7.4%                    $0.7573            9/1/2009
Vice President
-------------------------------- ------------------ ----------------------------- --------------------- ---------------


          The following table shows for the fiscal year ended December 31, 1999, certain information regarding options exercised by and held at year-end by the executive officers of the Company named in the Summary Compensation Table under "Executive Compensation".

                   Aggregated Option/SAR Exercises in Last FY
                                           And FY-End Individual Values



                                                                                                  Value of Unexercised
                                                                          Number of Securities        In-the-Money
                                                                         Underlying Unexercised      Option/Sars at
                                                                         Options/SARs at FY-END        FY-End(1)
                                                                                  #                        $
                             Shares Acquired                                 Exercisable/             Exercisable/
        Name                 on Exercise (#)     Value Realized ($)         Unexercisable            Unexercisable
---------------------------- ----------------- ----------------------- ------------------------- -----------------------
Fred W. Thompson,                 12,625              $56,541              941,332/563,043       $1,113,725/$502,416
President, CEO
---------------------------- ----------------- ----------------------- ------------------------- -----------------------
H. Tate Holt                      16,667              $69,168              191,141/150,000       $  144,649/$158,145
President, NewStar Ltd.
---------------------------- ----------------- ----------------------- ------------------------- -----------------------
Gregory T. Leger,                 30,000              $163,164             126,250/93,750        $  179,695/$75,619
Executive Vice President
---------------------------- ----------------- ----------------------- ------------------------- -----------------------
Frederick R. Skillman,            - 0 -                - 0 -               162,500/137,500       $  247,122/$206,492
Jr., Vice President
---------------------------- ----------------- ----------------------- ------------------------- -----------------------
E.A. James Peretti               150,000              $356,288            375,000/-0-            $  609,450/-0-
Former Chief Operating
Officer
---------------------------- ----------------- ----------------------- ------------------------- -----------------------


(1) The value of unexercised in-the-money stock options is based on a per share price of $2.1562 as quoted on the OTC Bulletin Board on December 31, 1999.

Compensation of Directors

         On September 1, 1999, our Board of Directors adopted a directors' compensation plan. Under the compensation plan, each non-employee director shall receive an annual retainer of $12,000 plus a fee of $1,000 and reasonable travel expenses for attendance at each Board meeting. Each committee chairman shall receive $2,500 annually for each year of service as committee chairman, and each committee member shall receive $500 for attendance at each committee meeting. In lieu of cash compensation, non-employee directors may elect to receive either the Company's Common Stock or stock options to purchase Common Stock, the value of which under either election, shall not exceed $20,000 annually. If either Common Stock or stock options is elected, the price will be determined by the average closing price for the five trading days of the Common Stock at the beginning of a six-month period ending either June 30 or December 31. Further, with respect to stock options elected as compensation, the cash equivalent number of stock options will be determined based upon a number of factors, including but not limited to, vesting periods, estimated growth rates and risk-free rates.

         In addition, each non-employee director shall receive an annual grant of non-qualified options to purchase 10,000 shares of Common Stock in accordance with the 1998 Plan. The exercise price shall be determined by the closing price of the Common Stock of the five trading days up to and including the date of the Annual Stockholders Meeting, subject to discounting pursuant to a formula adopted by the Board. These options shall vest one year from date of grant.

Further, upon either the first-time appointment or election to the Board, a new non-employee director shall receive options to acquire 10,000 shares of Common Stock, the exercise price of which will be determined by a formula adopted by the Board. These options shall vest immediately.

         In 1999, Michael T. Schieber was awarded options to purchase 10,000 common shares at $0.7235 per share and options to purchase 4,391 at $2.8625 per share; Jerome W. Carlson was awarded options to purchase 10,000 common shares at $0.7235 per share and options to purchase 4,391 at $2.8625 per share; Jessie J. Knight, Jr. was awarded options to purchase 37,500 common shares at $5.50 per share, options to purchase 12,500 common shares at $2.8125 per share, options to purchase 10,000 common shares at $0.7235 per share, and options to purchase 4,160 common shares at $2.8625 per share; and Roy Grant was awarded options to purchase 8,333 common shares at $0.7235 per share, options to purchase 10,000 common shares at $0.3897 per share, and options to purchase 3,236 common shares at $2.8625 per share.

         The directors' compensation plan was prepared following a report by an independent compensation firm. It was recommended by the compensation committee and adopted by the Board.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon its review of copies of such forms received by it, or on written representations from certain reporting persons that no other filings were required for such persons, the Company believes that, during the year ended December 31, 1999, its executive officers, directors and 10% stockholders complied with all applicable Section 16(a) filing requirements.

Principal Stockholders

     The following table sets forth certain information as of March 13, 2000, with respect to the beneficial ownership of the Company's Common Stock for (i) each director, (ii) all directors and officers of the Company as a group, and
(iii) each person known to the Company to own beneficially five percent (5%) or more of the outstanding shares of the Company's Common Stock.



              Name and Address of                          Beneficially and
               Beneficial Owner                            Record Owned (1)                   Percent of Class
------------------------------------------------- ------------------------------------ --------------------------------

Fred W. Thompson                                             1,391,308 (2)                          8.6%
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

Stanton C. Lawson                                             60,000 (3)                              *
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

Michael T. Schieber                                           360,380 (4)                           2.2%
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

H. Tate Holt                                                  212,629 (5)                           1.3%
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

Jerome W. Carlson                                             116,891 (6)                             *
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------



Jessie J. Knight, Jr.                                         54,160 (7)                              *
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

Roy T. Grant                                                  17,923 (8)                              *
100 Shoreline Highway, Suite 190A
Mill Valley, CA  94941
------------------------------------------------- ------------------------------------ --------------------------------

Officers and Directors as a Group                              2,567,874                            15.9%
(10 Persons)
------------------------------------------------- ------------------------------------ --------------------------------

Astoria Capital Partners, L.P.                                 1,000,000                            6.2%
6600 Southwest 92nd St., Suite 370
Portland, Oregon  97223
------------------------------------------------- ------------------------------------ --------------------------------

Eurockot Launch Services GMBH                                  1,333,334                            8.2%
Hunefeldstrasse 1-5
D-28199 Bremen, Germany



o    Less than 1%.

(1) The persons named in the table have sole voting or investment power with respect to all of the Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Includes (i) 15,418 shares held by Mr. Thompson; (ii) 434,558 shares held in Thompson 1996 Revocable Trusts; and (iii) options to purchase 312,500 shares at $0.531 per share expiring January 1, 2006, and 5,500 and 123,332 shares of Common Stock exercisable at $0.584 per share and expiring December 31, 2000 and December 31, 2002, respectively and options to purchase 500,000 shares of Common Stock at $1.3496 per share expiring September 1, 2009.

(3) Options to Purchase 60,000 shares of Common Stock at $1.0952 per share expiring October 7, 2009.

(4) Includes (i) 230,625 shares of Common Stock held jointly with spouse, Arlene Schieber, (ii) 7,505 shares of Common held solely by Mr. Schieber,
     (iii) 4,075 shares of Common Stock held solely by Ms. Schieber, of which shares Mr. Schieber disclaims beneficial ownership, and (iv) options to purchase 13,750, 12,534 and 37,500 shares of Common Stock all exercisable at $1.4375 per share which expire on February 15, 2005, February 15, 2006 and April 30, 2006, respectively, options to purchase 27,500 shares of Common Stock exercisable at $0.60 per share which expire May 13, 2007, options to purchase 22,500 shares of Common Stock at $2.1875 which expire on May 12, 2008, and options to purchase 4,391 shares of Common Stock at $2.8625 per share expiring December 31, 2009.

(5) Includes (i) 21,488 shares held solely by Mr. Holt, and (ii) options to purchase 7,808 and 75,000 shares of Common Stock all exercisable at $1.4375 per share which expire December 15, 2006 and April 30, 2006, respectively, options to purchase 20,833 shares of Common Stock exercisable at $0.60 per share which expire May 13, 2007, options to purchase 37,500 shares of Common Stock at $2.1875 per share which expire May 12, 2008, and options to purchase 50,000 shares of Common Stock at $1.1019 expiring September 1, 2009.

(6) Includes (i) 37,500 shares of Common Stock held by Mr. Carlson, and (ii) options to purchase 37,500 shares of Common Stock exercisable at $0.60 per share which expire May 13, 2007, options to purchase 37,500 shares of Common Stock at $2.1875 per share which expire May 12, 2008, and options to purchase 4,391 shares of Common Stock at $2.8625 per share expiring December 31, 2009.

(7) Options to purchase 37,500 shares of Common Stock exercisable at $5.50 per share which expire February 19, 2009, options to purchase 12,500 shares of Common Stock exercisable at $2.8125 per share expiring August 25, 2009, and options to purchase 4,160 shares of Common Stock exercisable at $2.8625 expiring December 31, 2009.

(8) Includes (i) 4,687 shares of Common Stock held by Mr. Grant, and (ii) options to purchase 10,000 shares of Common Stock at $.7235 per share expiring September 1, 2009, and options to purchase 3,236 shares of Common Stock at $2.8625 which expire December 31, 2009.

OTHER MATTERS

         Relationship With Independent Accountants. PricewaterhouseCoopers LLP has served as the Company's independent accountant since August 1994. The
Company has had no disagreements with the accountants on accounting and financial disclosures. For the calendar year 2000, the Board of Directors expects to retain PricewaterhouseCoopers but may seek competitive bids for its annual audit. A representative of PricewaterhouseCoopers may be present at the 2000 Annual Meeting of Stockholders and, if present, will have the opportunity to make a statement if he or she desires to do so and be available to respond to appropriate questions from stockholders.

         Other Matters. The Board of Directors of the Company knows of no other matters that may or are likely to be presented to the Meeting. However, if additional matters should properly be presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the Proxy.

         Shareholder Proposals. Proposals to be presented by stockholders and to be included in the Company's Proxy Statement and Proxy for its 2001 Annual Meeting must be received by the Company's Secretary at 100 Shoreline Highway, Suite 190A, Mill Valley, California 94941, not less than 60 days nor more than 90 days prior to the 2001 Annual Meeting date.

         If notice of a proposal intended to be presented by stockholders at the 2001 Annual Meeting is received by the Company's Secretary no later than 60 days prior to the 2001 Annual Meeting, and if the proxy holders wish to maintain their discretionary authority to vote on any such proposal, then the Company must set forth in its Proxy Statement the nature of the matter to which the proposal relates and how the proxy holders intend to exercise their discretion to vote on the matter. If any such proposals are not received on or before 60 days prior to the meeting date, such proposal will not be included in the Company's Proxy Statement and the proxy holders shall use discretionary authority in voting. Furthermore, pursuant to the Company's Bylaws, any stockholder proposal that is not delivered to the Company's Secretary within 10 business days following the day on which Notice of the 2001 Annual Meeting is mailed or publicly announced, will not be allowed to be presented at the Meeting.

         Additional Information. A copy of Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, containing the Company's 1999 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Upon receipt of a written request, the Company will furnish to any stockholder, without charge, an additional copy of the Company's 1999 Form 10-KSB. Stockholders should direct any request to DBS Industries, Inc., 100 Shoreline Highway, Suite 190A, Mill Valley, California 94941, Attention: Secretary. The Company's Form 10-KSB may also be accessed on the Internet at http://www.dbsindustries.com.

                                     DBS Industries, Inc.

                                     By Order of the Board of Directors



                                     Fred W. Thompson
                                     Chairman and President
                                     Mill Valley, California



April 14, 2000

DBS Industries, Inc.
100 Shoreline Highway, Suite 190A
Mill Valley, California  94941




                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS



         The undersigned hereby appoints Fred W. Thompson and Randy Stratt, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of DBS Industries, Inc. ("DBSI"), held of record by the undersigned on April 3, 2000, at the Annual Meeting of Stockholders, to be held on May 22, 2000, at 2:00 p.m. (PDT), at the Acqua Hotel, 555 Redwood Highway, Mill Valley, California 94941, and at any and all adjournments thereof.

       1.   Election  of  Directors  to  serve  until  the  Annual   Meeting  of
Stockholders for the Year 2003:

           FOR             Jerome W. Carlson____     WITHHOLD AUTHORITY    ____
           FOR             Roy T. Grant     ____     WITHHOLD AUTHORITY    ____
           FOR             Stanton C. Lawson____     WITHHOLD AUTHORITY    ____

       2. Approval of Amendment to the Certificate of Incorporation.

           FOR    ____                      AGAINST  ____        ABSTAIN  ____


       3. Approval of the DBSI 2000 Stock Option Plan.

           FOR    ____                      AGAINST  ____        ABSTAIN  ____


       4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

       This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees and FOR Proposals Two and Three.

       Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.



                                                   -----------------------------
                                                    Name (Print)


                                                  ------------------------------
                                                  Name (Print) (if held jointly)


Dated:  ___________________                       ------------------------------
                                                  Signature (Print)


                                                  ------------------------------
                                                  Signature (if held jointly)


                                                  Address: ____________________

                                                 City, State, Zip: _____________

  I will ____ attend the meeting.
  Number of persons to attend ____.      I will not ____ attend the meeting.


PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.

                                   EXHIBIT "A"



                              DBS INDUSTRIES, INC.
                             2000 STOCK OPTION PLAN



       1.  Purpose; Definitions.

           (a) Purpose. The purpose of the Plan is to attract, retain and motivate employees, officers, directors, and consultants of the Company, or a subsidiary of the Company, by giving them the opportunity to acquire Stock ownership in the Company.

           (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

                  (i) "Administrator" means the Compensation Committee referred to in Section 4 in its capacity as administrator of the Plan, or the Board in the event that it abolishes the Compensation Committee and reinvests in the Board the administration of the Plan.

                  (ii)     "Board" means the Board of Directors of the Company.

                  (iii) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (iv) "Commission" means the Securities and Exchange Commission and successor agency.

                  (v) "Company" means DBS Industries, Inc., a Delaware corporation and its subsidiaries.

                  (vi)     "Director" shall mean a member of the Board.

                  (vii)   "Effective Date" has the meaning set forth in
Section 2.

                  (viii) "Eligible Person" means, in the case of the grant of an Incentive Stock Option Plan, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

                  (ix) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                  (x) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under the Plan.

                  (xi)     "Grant Date" means the date of grant of any Option.

                  (xii) "Incentive Stock Option" means an option which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                  (xiii) "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

                  (xiv) "Non-Employee Director" has the meaning set forth in Rule 16-3.

                  (xv) "Non-qualified Stock Option" means an option which is designated a Non-qualified Stock Option.

                  (xvi) "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

                  (xvii) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as an Incentive Stock Option or a Non-qualified Stock Option.

                  (xviii) "Option Agreement" means the written option agreement covering an Option.

                  (xix)    "Optionee" means the holder of an option.

                  (xx) "Plan" means this DBS Industries, Inc. 2000 Stock Option Plan as amended from time to time.

                  (xxi) ARule 16b-3" means Rule 16b-3 under Section 16 (b) of the Exchange Act, as amended from time to time, and any successor rule.

                  (xxii) "Stock" means the Common Stock, par value $0.0004, of the Company, and any successor entity.


                  (xxiii) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (xxiv) "Tax Date" means the date defined in Section 7.

                  (xxv) "Vesting Date" means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

       2. Effective Date; Term of Plan. The Effective Date of this Plan shall be upon shareholder approval of this Plan within 12 months of the date of Board approval. Any Options granted prior to shareholder approval of the Plan, shall, upon shareholder approval, be deemed issued as of the grant date. This Plan, but not Options already granted, shall terminate automatically ten years after its adoption by the Board, unless terminated earlier by the Board under Section 13. No Options shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms.

       3. Number and Source of Shares of Stock Subject to the Plan. Subject to the provisions of Section 8, the total number of shares of Stock with respect to which Options may be granted under this Plan is One Million Seven Hundred Fifty Thousand (1,750,000) shares of Stock. The shares of Stock covered by any canceled, expired or terminated Option or the unexercised portion thereof shall become available again for grant under this Plan. The shares of Stock to be issued hereunder upon exercise of an Option may consist of authorized and unissued shares or treasury shares.

       4. Administration of the Plan. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board, all of whom shall be Non-Employee Directors (the "Compensation Committee"). Members of the Compensation Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Compensation Committee, the term Administrator shall mean the Compensation Committee.

       Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Optionees under this Plan; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Optionees without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

       Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan. The Board at any time may abolish the Compensation Committee and reinvest in the Board the administration of the Plan.

       To the extent permitted by applicable law in effect from time to time, no member of the Compensation Committee or the Board of Directors shall be liable for any action or omission of any other member of the Compensation Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to the Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Compensation Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Compensation Committee or Board arising with respect to the Plan or administration thereof or out of membership on the Compensation Committee or Board or by the Company, or all or any combination of the preceding; provided, the director or Compensation Committee member was acting in good faith, within what such director or Compensation Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Compensation Committee member, and the term
"person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

       5. Grant of Options; Terms and Conditions of Grant.

           (a) Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of the Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under the Plan may be granted. Each Option so granted shall be designated by the Administrator as either a Non-qualified Stock Option or an Incentive Stock Option.

       Subject to the express provisions of the Plan, the Administrator shall specify the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Optionee with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of shares of Stock covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

       The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of ten years from the Effective Date to an Eligible Person.

           (b) General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                  (i) Exercise of Option. In order to exercise all or any portion of any Option granted under this Plan, an Optionee must remain as an officer, employee, consultant or director of the Company, or a Subsidiary, until the Vesting Date. The Option shall be exercisable on or after each Vesting Date in accordance with the terms set forth in the Option Agreement.

                  (ii) Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company), and shall be subject to earlier termination as hereinafter provided.

                  (iii) Exercise Price. The Exercise Price of any Option shall be determined by the Administrator, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of an Optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.

                  (iv) Method of Exercise. To the extent the right to purchase shares of Stock has vested, Options may be exercised, in whole or in part, from time to time in accordance with their terms by written notice from the Optionee to the Company stating the number of shares of Stock with respect to which the Option is being exercised. Payment of the exercise price may be made in cash or, in the discretion of the Administrator, subject to any legal restrictions, by:
(a) check; (b) the surrender of shares of Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (c) the Optionee's promissory note in a form and on terms acceptable to the Administrator; (d) the cancellation of indebtedness of the Company to the Optionee; (e) provided that a public market for the Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law. The Administrator may, in its discretion, provide, in an Agreement or otherwise, that an Optionee who exercises an Option and pays the exercise price in whole or in part with Stock then owned by the Optionee will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, an Optionee, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Optionee for at least the preceding 180 days.

                  (v) Restrictions on Stock; Option Agreement. At the time it grants Options under this Plan, the Company may retain, for itself or others, rights to repurchase the shares of Stock acquired under the Option or impose other restrictions on such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option. No Option shall be exercisable until after execution of the Option Agreement by the Company and the Optionee.

                  (vi) Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of an Optionee, only the Optionee, his guardian or legal representative may exercise an Option. An Optionee may designate a beneficiary to exercise his or her Options after the Optionee's death. The Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Optionee, including adoptive relationships:  a child,  stepchild,  grandchild,  parent,  stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse

(whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.


                  (vii)    Exercise After Certain Events.

                           (1)      Termination  of
Employment/Consulting/Directorship. If for any reason other than permanent and total disability or death (as defined below) an Optionee ceases to be employed by or to be a consultant or director of the Company, or a Subsidiary, Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three months after the date of such termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date) and Non-qualified Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within the period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date), or such lesser period specified by the Administrator.

                                    If an Optionee  granted an Incentive  Stock
Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Optionee need not exercise the Option within three months of termination of employment but shall be entitled to exercise within three months of termination of services to the Company or the Subsidiary (one year in the event of permanent disability or death). However, if Optionee does not exercise within three months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                           (2)      Permanent  Disability  and  Death.  If  an
Optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies while employed by the Company, or while acting as an officer, consultant or director of the Company, or a Subsidiary, (or, if the Optionee dies within the period that the Option remains exercisable after termination of employment or affiliation), Incentive Stock Options then held (to the extent then exercisable) may be exercised by the Optionee, the Optionee's personal representative, or by the person to whom the Incentive Stock Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one year after the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and
(ii) ten years from the Grant Date). Non-qualified Stock Options shall not be limited to such one year exercise period upon permanent disability or death and may be exercised at any time specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date) or such lesser period specified by the Administrator.

                  (viii)  Compliance with Securities Laws. The Company shall not be obligated to issue any shares of Stock upon exercise of an Option unless such shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares of Stock are otherwise in compliance with all applicable securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the shares of Stock or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of shares of Stock acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement evidencing the Option.

       6. Limitations on Grant of Incentive Stock Options.

           (a) The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Optionee during any calendar year under this Plan, together with that of Stock subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 9(a)) by such Optionee under any other plan of the Company or any Subsidiary, shall not exceed $100,000.

           (b) There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

           (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the Stock (determined as of the Grant Date) subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

           (d) No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

       7. Payment of Taxes. Upon the disposition by an Optionee or other person of shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Optionee or such other person to pay by cash, or check payable to the Company, the amount of any required withholding on applicable federal, state, and local taxes and FICA with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date"). To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit an Optionee to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount not greater than the Optionee's estimated withholding, by (a) directing the Company to apply shares of Stock to which the Optionee is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Optionee. The shares of Stock so applied or delivered in satisfaction of the Optionee's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

       8. Adjustment for Changes in Capitalization. The existence of outstanding Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 9, if the outstanding shares of the Stock are increased or decreased in number or changed into or exchanged for a different number or kind of securities of the Company or any other corporation by reason of a recapitalization, reclassification, stock split, combination of shares, stock dividend or other event, an appropriate adjustment of the number and kind of securities with respect to which Options may be granted under this Plan, the number and kind of securities as to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised will be made.

       9.  Dissolution, Liquidation, Merger.

           (a)  Company  Not The  Survivor.  In the  event of a  dissolution  or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Optionee of the amount by which any cash and the fair market value of any other property which the Optionee would have received as consideration for the shares of Stock covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination or reorganization, in which the Company is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised or negotiate to have such option assumed by the surviving corporation.

           (b) Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

       10. Change of Control. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 25% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 25% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. See Section 9 with respect to Options vesting upon the occurrence of either of the events described in (iii) or (iv) of this Section 10 and the result upon the non-exercise of the Options.

       11. Suspension and Termination. In the event the Board or the Administrator reasonably believes an Optionee has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Optionee's right to exercise any Option granted hereunder pending final determination by the Board or the Administrator. If the Administrator determines that an Optionee has committed an act of embezzlement, fraud, breach of fiduciary duty or deliberate disregard of the Company rules or rules made by a supervisor, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his estate shall be entitled to exercise any Option hereunder. In making such determination, the Board or the Administrator shall give the Optionee an opportunity to appear and present evidence on the Optionee's behalf. The determination of the Board or the Administrator shall be final and conclusive.

       12. No Rights as Shareholder or to Continued Employment. An Optionee shall have no rights as a shareholder with respect to any shares of Stock covered by an Option. An Optionee shall have no right to vote any shares of Stock, or to receive distributions of dividends or any assets or proceeds from the sale of Company assets upon liquidation until such Optionee has effectively exercised the Option and fully paid for such shares of Stock. Subject to Sections 8 and 9, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Optionee. The grant of an Option shall in no way be construed so as to confer on any Optionee the rights to continued employment by the Company, or a Subsidiary.

       13. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may also amend this Plan to materially increase the benefits accruing to existing Option holders under this Plan; provided, however, that any such amendment shall be subject to the approval of the Company's stockholders if so required to maintain the status of the Plan as an Incentive Stock Option Plan.

       14. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.